                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]



                                                                    EXHIBIT 23.1
                                                                    ------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated January 31, 1997 included in Geerlings & Wade, Inc.'s Form 10-K for the year ended December 31, 1996.


                                            /S/ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 28, 1998